                                                                    Exhibit 10.1

            AMENDMENT NUMBER TWO TO SENIOR SECURED CREDIT AGREEMENT

         This Amendment Number Two to Senior Secured Credit Agreement ("Amendment"), dated as of March 14, 2006, is entered into by and among WELLS FARGO FOOTHILL, INC., a California corporation ("Lender") on the one hand, and CRAY INC., a Washington corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature page hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), on the other hand, in light of the following:

         A. Lender and Borrowers have previously entered into that certain Senior Secured Credit Agreement, dated as of May 31, 2005, as amended by that certain Amendment Number One to Senior Secured Credit Agreement, dated November 9, 2005, and effective as of May 31, 2005 (collectively, the "Agreement").

         B. Borrowers and Lender desire to amend the Agreement as provided for and on the conditions herein.

         Now, THEREFORE, Borrowers, Agent and Lenders hereby amend and supplement the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the agreement unless specifically defined herein.

        2. AMENDMENTS.

              2.1 Effective as of the date of this Amendment, the definition of "EBITDA" set forth in Schedule 1.1 of the Agreement is hereby amended to read as follows:

                   "EBITDA" means, with respect to any fiscal period, Parent's and its Subsidiaries': (a) consolidated net earnings (or loss), plus (b) without duplication, the sum of the following amounts for such period, to the extent deducted in determining consolidated net earnings (or loss) of Parent and its Subsidiaries for such period: (i) interest expense, plus (ii) income tax expense, plus (iii) depreciation and amortization, plus (iv) extraordinary losses, plus (v) restructuring charges and non-recurring charges incurred in calendar year 2005 up to an aggregate amount of not more than $14,000,000 and which are recorded as an expense on the books of the applicable Borrower or Subsidiary by no later than March 31, 2006, plus (vi) non-cash (unrealized) losses due to fluctuations in currency values, plus
    (vii) non-cash stock option expense, plus (viii) BioNumerik non-cash investment expense, plus (ix) other non-recurring non-cash expenses, minus
    (c) without duplication, the sum of the following amounts for such period, to the extent included in determining consolidated net earnings (or loss) of Parent and its Subsidiaries for such period: (i) extraordinary gains, plus
    (ii) interest income, plus (iii) non-cash (unrealized gains due to fluctuations in currency values, plus (iv) all other non-operating income, as all of the foregoing are determined in accordance with GAAP.

         2.2 Effective as of the date of this Amendment, Section 6.16(a)(i) of the Agreement is amended in its entirety to read as follows:

            (a) Fail to maintain or achieve:

                        (i) Minimum EBITDA. EBITDA, measured as of the end of each fiscal quarter of Parent, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:


BN799030v5                             1

Applicable amount                                           Applicable Period
-----------------                          -------------------------------------------------
$(3,500,000)                                For the 9 month period ending on March 31, 2006
$(4,150,000)                                 For the 12 month period ending June 30, 2006
$(6,600,000)                               For the 12 month period ending September 30, 2006
$(1,550,000)                               For the 12 month period ending December 31, 2006
$ 8,100,000                                 For the 12 month period ending March 31, 2007

    3. WAIVER. Lender hereby waives the violation by Borrowers of the financial covenant set forth in Section 6.1(a)(i) of the Agreement for the period ending December 31, 2005.

    4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to Lender that all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

    5. NO DEFAULTS. Borrowers hereby affirm to Lender that no Event of Default has occurred and is continuing as of the date hereof.

    6. CONDITION PRECEDENT

         6.1 The effectiveness of this Amendment is expressly conditioned upon receipt by Lender of an executed original of this Amendment.

         6.2 The effectiveness of this Amendment is expressly conditioned upon receipt by lender of an amendment and waiver fee in the amount of $30,000.

    7. COSTS AND EXPENSES. Borrowers shall pay to Lender all of Lender's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

    8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

    9. COUNTERPARTS: ELECTRONIC EXECUTION; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.
Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

                           [Signatures on next page]

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

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                        WELLSFARGO FOOTHILL, INC.,
                                        a California corporation

                                        By:    /s/ STACY ZUCHT
                                           -------------------------------------
                                        Title: Senior Vice President
                                              ----------------------------------

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

                                        CRAY INC.,
                                        a Washington corporation

                                        By: /s/ BRIAN C. HENRY
                                           -------------------------------------
                                        Name: Brian C. Henry
                                             -----------------------------------
                                        Title: Executive Vice President and CFO
                                              ----------------------------------

                                        CRAY FEDERAL INC.,
                                        A Washington corporation

                                        By: /s/ CHARLES A. WEIDENFELLER, Jr.
                                           -------------------------------------
                                        Name: Charles A. Weidenfeller, Jr.
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------

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